SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   February 13, 1998
                                                        -------------------

                     Public Storage Properties XX, Inc.
                    ------------------------------------
            (Exact name of registrant as specified in its charter)

         California                   1-10850           95-4300893
         ----------                   -------           ----------
      (State or other juris-        (Commission       (IRS Employer
      diction of incorporation)     File Number)    Identification No.)

      701 Western Avenue, Glendale, California             91203-1241
      -------------------------------------------------    ----------
          (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

   Item 5.   Other Events
             ------------

             Registrant and Public Storage, Inc., a New York Stock Exchange listed REIT, have agreed, subject to certain conditions, to merge. Attached is Registrant's press release describing the proposed transaction and which is incorporated herein by reference.

   Item 7.   Financial Statements and Exhibits
             ---------------------------------

             (a)  Financial Statements.

                  None.

             (b)  Exhibits.

                  (1) Registrant's press release dated February 13, 1998.

                               SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PUBLIC STORAGE PROPERTIES XX, INC.


                                    By: /S/ DAVID GOLDBERG
                                        -------------------
                                        David Goldberg
                                        Vice President

   Date:  February 18, 1998